                                                                      Exhibit 99

                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                            Supplemental Information
                               September 30, 1995

================================================================================


                               TABLE OF CONTENTS



1.  Debt Summary.............................................................E-2

2.  Occupancy
         Percentage Leased...................................................E-3
         Economic Occupancy..................................................E-4
         Regional Breakdown..................................................E-5

3.  Leases Signed Analysis
         Comparable and Non-Comparable.......................................E-6

4.  Press Release............................................................E-7


5.  Glossary of Terms.......................................................E-10



================================================================================


                          4800 Hampden Lane, Suite 500
                            Bethesda, Maryland 20814
                                  301/652-3360

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (excluding capital leases and interest rate swaps)
September 30, 1995

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Balance
                                                       Maturity                 Rate                  (in thousands)
                                                       --------                 ----
Mortgages
             Barracks Road                               06/01/98                     9.77%                  $21,848
             Falls Plaza                                 06/01/98                     9.77%                    4,344
             Old Keene Mill                              06/01/98                     9.77%                    7,121
             West Falls                                  06/01/98                     9.77%                    4,985
             Loehmanns Plaza                             07/21/98                     9.75%                    6,518
             Federal Plaza                               03/10/01                     8.95%                   28,880
             Tysons Station                              09/01/01                    9.875%                    4,332
             Bristol                                     08/01/98                     9.65%                   11,269
             Northeast                                   12/31/01             participating                    1,500
                                                                                                      --------------

                                                                                                             $90,797
                                                                                                      ==============


Notes payable
             Revolving credit facilities                                  libor +.85% to libor +1%           $35,920
             Note issued in connection with
                tenant buyout at Queen Anne Plaza        01/15/06                    8.875%                    1,369
             Note issued in connection with
                aquisition of Federal Plaza              07/01/96                     8.00%                    2,936
             Note issued in connection with
                renovation of Perring Plaza              01/31/13                    10.00%                    2,939
             Note issued in connection with lease        11/13/95                      none                    2,500
             Other                                        various                   various                      135
                                                                                                      --------------

                                                                                                             $45,799
                                                                                                      ==============


Unsecured Public Debt
             5 1/4% Convertible subordinated             04/30/02                    5.250%                     $289
                debentures
             5 1/4% Convertible subordinated             10/28/03                    5.250%                   75,000
                debentures
             8 7/8% Notes (fixed)                        01/15/00                    8.875%                   75,000
             8 7/8% Notes (fixed)*                       01/15/00                    7.530%                   25,000
             8% Notes (fixed)                            04/21/02                    8.000%                   25,000
                                                                                                      --------------

                                                                                                            $200,289
                                                                                                      ==============

                                                 Total fixed rate debt                                      $299,465        88.89%

                                                 Total variable rate debt                                     37,420        11.11%
                                                                                                      --------------   -----------

                                                 Total debt                                                 $336,885       100.00%
                                                                                                      ==============   ===========

                                                 Weighted average interest rate:
                                                 ---------------------------------------
                                                   Fixed rate debt                                             7.95%
                                                   Variable on revolving facilities                            7.00%**

* The Trust purchased an interest rate swap on $25 million which was sold for $1.5 million, thereby decreasing the effective interest rate.

** Weighted average interest rate on revolving credit facilities for nine months ended September 30, 1995.

Federal Realty Investment Trust
Percentage Leased Analysis
September 30, 1995

================================================================================

      Overall Occupancy
(Quarter to Quarter Analysis)                   September 30, 1995                                September 30, 1994
                                     ------------------------------------------      ----------------------------------------------
              Type                      Size          Leased        Occupancy           Size            Leased         Occupancy
----------------------------------   ----------    ------------   --------------     ----------      ------------   ---------------
Shopping Center (square feet)        11,806,960     11,173,268         95%           10,898,289       10,178,944          93%
Main Street Retail (square feet)       224,814        202,408          90%
Rollingwood Apartments (# of units)      282            279            99%              282               281             99%


      Overall Occupancy
     (Rolling 12 Months)                         September 30, 1995                                  June 30, 1995
                                     ------------------------------------------      ----------------------------------------------
              Type                      Size          Leased         Occupancy          Size            Leased         Occupancy
----------------------------------   ----------    ------------   --------------     ----------      ------------   ---------------
Shopping Center (square feet)        11,806,960     11,173,268         95%           11,530,816       10,796,603          94%
Main Street Retail (square feet)       224,814        202,408          90%             194,266          180,394           93%
Rollingwood Apartments (# of units)      282            279            99%               282              280             99%


      Overall Occupancy
     (Rolling 12 Months)                          March 31, 1995                                   December 31, 1994
                                     ------------------------------------------      ----------------------------------------------
              Type                      Size          Leased         Occupancy          Size            Leased         Occupancy
----------------------------------   ----------    ------------   --------------     ----------      ------------   ---------------
Shopping Center (square feet)        11,199,906     10,482,104         94%           11,179,222       10,592,521          95%
Main Street Retail (square feet)       22,906         22,906          100%             16,106           16,106           100%
Rollingwood Apartments (# of units)      282            281            99%               282              278             99%

================================================================================


    Same Center Occupancy
(Quarter to Quarter Analysis)                   September 30, 1995                                September 30, 1994
                                     ------------------------------------------      ----------------------------------------------
              Type                      Size          Leased         Occupancy          Size            Leased         Occupancy
----------------------------------   ----------    ------------   --------------     ----------      ------------   ---------------
Shopping Center (square feet)        10,553,745      10,009,447         95%          10,385,521        9,773,527          94%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)      282             279            99%              282              281             99%


    Same Center Occupancy
     (Rolling 12 Months)                        September 30, 1995                                   June 30, 1995
                                     -------------------------------------------     ----------------------------------------------
              Type                      Size          Leased         Occupancy          Size            Leased         Occupancy
----------------------------------   ----------    ------------   --------------     ----------      ------------   ---------------
Shopping Center (square feet)        10,553,745     10,009,447          95%          10,438,581        9,820,887          94%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)      282            279             99%              282              280             99%


    Same Center Occupancy
     (Rolling 12 Months)                          March 31, 1995                                   December 31, 1994
                                     ------------------------------------------      ----------------------------------------------
              Type                      Size          Leased         Occupancy          Size            Leased         Occupancy
----------------------------------   ----------    ------------   --------------     ----------      ------------   ---------------
Shopping Center (square feet)        10,203,347      9,600,482          94%          10,192,241        9,681,163          95%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)      282            281             99%              282              278             99%

Federal Realty Investment Trust
Economic Occupancy Analysis
September 30, 1995

================================================================================

     Overall Economic Occupancy
   (Quarter to Quarter Analysis)                    September 30, 1995                             September 30, 1994
                                       -------------------------------------------     ------------------------------------------
                                                          Leases                                         Leases
                                                        Generating      Economic                       Generating      Economic
                Type                      Size            Income       Occupancy          Size           Income       Occupancy
-----------------------------------    ----------      ------------  -------------     ----------     ------------  -------------
Shopping Center (square feet)          11,806,960       10,842,916        92%          10,898,289       9,986,128        92%
Main Street Retail (square feet)        224,814           166,908         74%
Rollingwood Apartments (# of units)        282              279           99%              282             281           99%


     Overall Economic Occupancy
        (Rolling 12 Months)                         September 30, 1995                                June 30, 1995
                                       -------------------------------------------     ------------------------------------------
                                                          Leases                                         Leases
                                                        Generating      Economic                       Generating      Economic
                Type                      Size            Income       Occupancy          Size           Income       Occupancy
-----------------------------------    ----------      ------------  -------------     ----------     ------------  -------------
Shopping Center (square feet)          11,806,960       10,842,916        92%          11,530,816      10,460,610        91%
Main Street Retail (square feet)        224,814           166,908         74%           194,266         180,394          93%
Rollingwood Apartments (# of units)        282              279           99%              282            280            99%


     Overall Economic Occupancy
        (Rolling 12 Months)                           March 31, 1995                               December 31, 1994
                                       -------------------------------------------     ------------------------------------------
                                                          Leases                                         Leases
                                                        Generating      Economic                       Generating      Economic
                Type                      Size            Income       Occupancy          Size           Income       Occupancy
-----------------------------------    ----------      ------------  -------------     ----------     ------------  -------------
Shopping Center (square feet)          11,199,906       10,153,934        91%          11,179,222      10,213,130         91%
Main Street Retail (square feet)         22,906           22,906         100%            16,106          16,106          100%
Rollingwood Apartments (# of units)        282              281           99%              282             272            96%

================================================================================


   Same Center Economic Occupancy
    (Quarter to Quarter Analysis)                   September 30, 1995                             September 30, 1994
                                       -------------------------------------------     ------------------------------------------
                                                          Leases                                         Leases
                                                        Generating      Economic                       Generating      Economic
                Type                      Size            Income       Occupancy          Size           Income       Occupancy
-----------------------------------    ----------      ------------  -------------     ----------     ------------  -------------
Shopping Center (square feet)          10,553,745        9,764,246        93%          10,385,521       9,653,236        93%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)       282               279           99%              282             281           99%


   Same Center Economic Occupancy
         (Rolling 12 Months)                        September 30, 1995                                June 30, 1995
                                       -------------------------------------------     ------------------------------------------
                                                          Leases                                         Leases
                                                        Generating      Economic                       Generating      Economic
                Type                      Size            Income       Occupancy          Size           Income       Occupancy
-----------------------------------    ----------      ------------  -------------     ----------     ------------  -------------
Shopping Center (square feet)          10,553,745        9,764,246        93%          10,438,581       9,552,765        92%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)        282              279           99%              282             280           99%


   Same Center Economic Occupancy
         (Rolling 12 Months)                          March 31, 1995                                December 31, 1994
                                       -------------------------------------------     ------------------------------------------
                                                          Leases                                         Leases
                                                        Generating      Economic                       Generating      Economic
                Type                      Size            Income       Occupancy          Size           Income       Occupancy
-----------------------------------    ----------      ------------  -------------     ----------     ------------  -------------
Shopping Center (square feet)          10,203,347        9,441,725        93%          10,192,241       9,472,958        93%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)        282              281           99%              282             272           96%

Federal Realty Investment Trust
Regional Occupancy Analysis
September 30, 1995

================================================================================

                                       Total Square         Occupancy
            Region                       Footage             09/30/95
------------------------------    ---------------------   -------------
D.C./Baltimore                           3,494,268              94%
Philadelphia                             2,143,751              96%
New York/New Jersey                      1,971,191              97%
Central Virginia                         1,161,212              97%
Mid-West                                 1,133,622              93%
New England                                683,376              99%
Other                                    1,219,540              87%


================================================================================

                                       Total Square         Occupancy
            Region                       Footage             09/30/95
------------------------------    ---------------------   -------------
D.C./Baltimore
     Anchor                              1,851,081              95%
     Small Shops                         1,643,187              92%

Philadelphia
     Anchor                              1,289,176              96%
     Small Shops                           854,575              96%

New York/New Jersey
     Anchor                              1,452,676              98%
     Small Shops                           518,515              94%

Central Virginia
     Anchor                                551,944             100%
     Small Shops                           609,268              94%

Mid-West
     Anchor                                705,155              98%
     Small Shops                           428,467              85%

New England
     Anchor                                408,236             100%
     Small Shops                           275,140              98%

Other
     Anchor                                623,864              89%
     Small Shops                           595,676              85%


Federal Realty Investment Trust
Shopping Center Leasing Activity
September 30, 1995

================================================================================

Comparable
                                                                 Weighted        Average Prior
                              Number of         Square         Average Lease        Rent Per
   Rolling 12 Months        Leases Signed        Feet          Term (Years)       Square Foot
------------------------  ----------------  ----------------  ----------------  ----------------
   3rd Quarter 1995              69                 226,759        5.8                   $14.05
   2nd Quarter 1995              96                 313,386        8.6                    13.61
   1st Quarter 1995              68                 230,171        6.9                    12.95
   4th Quarter 1994              93                 455,584        9.2                    10.16
        Total                   326               1,225,900        8.0                   $12.29
                                                                                   Estimated
                          Average Current                       Percentage          Tenant
                             Rent Per         Annualized         Increase         Improvement
   Rolling 12 Months        Square Foot     Increase in Rent   over Prior Rent       Costs
------------------------  ----------------  ----------------  ----------------  ----------------
   3rd Quarter 1995                $14.24           $41,961          1%                $865,000
   2nd Quarter 1995                 17.56         1,239,862         29%               3,892,000
   1st Quarter 1995                 14.60           379,854         13%               1,290,000
   4th Quarter 1994                 14.04         1,766,764         38%               4,055,000
        Total                      $15.08        $3,428,442         23%             $10,102,000

Non-Comparable
                                                                 Weighted
                              Number of         Square         Average Lease     Average Rent
   Rolling 12 Months        Leases Signed        Feet          Term (Years)     Per Square Foot
------------------------  ----------------  ----------------  ----------------  ----------------
   3rd Quarter 1995               4                  26,089         9.7                  $13.76
   2nd Quarter 1995               8                  60,731         7.3                  $23.26
   1st Quarter 1995               6                  14,516         6.9                   15.22
   4th Quarter 1994              12                 124,234         8.1                   10.63
        Total                    30                 225,570         8.7                  $14.69
                                               Estimated
                              Annualized        Tenant
                                Current       Improvement
   Rolling 12 Months             Rent            Costs
------------------------  ----------------  ----------------
   3rd Quarter 1995              $358,961                $0
   2nd Quarter 1995             1,412,465         1,433,000
   1st Quarter 1995               220,998            12,000
   4th Quarter 1994             1,320,747         1,758,000
        Total                  $3,313,171        $3,203,000

                                               Mary Jane Morrow
                                               Senior Vice President
                                               Finance & Treasurer
                                               (301) 961-9321


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                        THIRD QUARTER OPERATING RESULTS


Bethesda, Maryland
November 13, 1995


     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the third quarter of 1995 rose 10% to $14.4 million from $13.1 million in the third quarter of 1994. On a per share basis, funds from operations increased 10% to $.45 in the third quarter of 1995 from $.41 for the comparable quarter of 1994. Funds from operations also improved for the first nine months of 1995 increasing 19% to $43.0 million or $1.35 per share from $36.1 million or $1.19 per share in the first nine months of 1994. These increases resulted principally from property acquisitions and from significant contributions from recently redeveloped and remerchandised properties.


     A comparison of property operations for the third quarter of 1995 versus the third quarter of 1994 shows the following:


  . Rental income increased 11% to $35.9 million in the third quarter of 1995 compared to $32.2 million in 1994. If adjusted to exclude properties acquired during 1994 and 1995, rental income increased 4% to $32.3 million in 1995 from $31.2 million in 1994.



                                     -MORE-

  . During the third quarter of 1995, the Trust signed leases for a total
    253,000 square feet of shopping center space. On a same space basis, the Trust re-leased 227,000 square feet at an average increase in rent per square foot of 1%. The weighted average rent on these leases was $14.24 per square foot compared to the previous average rent of $14.05 per square foot.


  . At September 30, 1995 the Trust's shopping center portfolio was 95% leased compared to 93% a year ago. Shopping centers operating in both periods (excluding properties acquired or under redevelopment) were 95% leased at September 30, 1995 versus 94% a year ago.


     Commenting on the quarter, Steven J. Guttman, President and Chief Executive Officer stated, "We are very pleased with the continued growth of our portfolio. In addition to the positive contributions from our recent acquisitions, we continue to benefit from the improved performance of our core portfolio. Our recent redevelopment and remerchandising programs combined with continued strong demand for our retail space has produced steady rental income growth which has added positively to our operating results."


     Federal Realty is an equity real estate investment trust specializing in the ownership, management, development and redevelopment of prime retail properties. The Trust's real estate portfolio is comprised principally of 54 shopping centers containing approximately 11.8 million square feet and 14 main street retail buildings. The Trust's properties are located principally along the east coast region between Boston, Massachusetts and Richmond, Virginia.


     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for each of the last 28 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol: FRT.


                                      ###

                             Financial Highlights
                     (in thousands, except per share data)

                                      Three Months Ended      Nine Months Ended
                                      September 30, 1995     September 30, 1995
OPERATING RESULTS                         1995      1994        1995       1994
-----------------                         ----      ----        ----       ----
Revenues
  Rental income                        $35,910   $32,238    $104,557    $94,168
  Interest                               1,156     1,009       3,049      3,046
  Other income                           1,907     1,549       5,283      4,068
                                       -------    ------     -------    -------
                                        38,973    34,796     112,889    101,282

Expenses
  Rental                                 8,840     9,247      25,059     27,183
  Real estate taxes                      3,719     3,254      10,704      8,874
  Interest                              10,098     7,718      28,814     23,533
  Administrative                         1,666     1,264       4,483      4,448
  Other Charges                           ---        758        ---         758
  Depreciation and amortization          8,827     7,570      25,815     21,736
                                       -------    ------     -------    -------
                                        33,150    29,811      94,875     86,532
                                       -------    ------     -------    -------
Operating income before investors'
 share of operations and loss on
 sale of real estate                     5,823     4,985      18,014     14,750
  Investor's share of operations           105       (19)        275       (495)
                                       -------    ------     -------    -------

Income before loss on sale
 of real estate                          5,928     4,966      18,289     14,255
  Loss on sale of real estate              (10)     ---         (545)      ---
                                       -------    ------     -------    -------

Net income                              $5,918    $4,966     $17,744    $14,255
                                       =======    ======     =======    =======

Earnings per share                       $0.19     $0.16       $0.56      $0.47

Funds from Operations
  Net income                            $5,918    $4,966     $17,744    $14,255
  Add: depreciation and amortization
       of real estate assets             7,826     6,713      22,853     19,335
  Add: amortization of initial direct
       costs of leases                     614       613       1,832      1,798
  Add: loss on sale and nonrecurring
       items                                10       758         545        758
                                       -------   -------     -------    -------
  Funds from operations                $14,368   $13,050     $42,974    $36,146
                                       =======   =======     =======    =======
  Funds from operations per share        $0.45     $0.41       $1.35      $1.19
  Weighted average shares outstanding   31,850    31,563      31,744     30,368


================================================================================
                                                  Sept. 30,         December 31,
BALANCE SHEET DATA                                  1995                1994
------------------                                  ----                ----
Assets
  Real estate, at cost                             $962,473             $852,722
  Mortgage notes receivable                          13,181               13,178
  Cash and investments                                7,175                7,583

Total assets                                       $842,707             $751,804

Liabilities and Shareholders' Equity
  Obligations under capital leases                 $132,114             $132,924
  Mortgages payable                                  90,797              102,781
  Notes payable                                      45,799               61,883
  Senior Notes                                      125,000                 ---
  Convertible subordinated debentures                75,289               75,289
Shareholders' Equity                                334,235              343,222

                               Glossary of Terms



Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

Same center occupancy: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

Economic occupancy: The current physical occupancy of a property (that portion of the property that is occupied and on which we are receiving rent) expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-rentable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. escalators or new entrances) which are required to make the space leasable.